UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported):  December 20, 2006

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Sept ’06	Oct ’06	Nov ’06
Process Management	+15 to +20	+10 to +15	+10
Industrial Automation	+10 to +15	+10 to +15	+15
Network Power	+5 to +10	+5 to +10	+10 to +15
Climate Technologies	-5 to -10	-10 to -15	-10 to -15
Appliance and Tools	+0 to +5	+0 to +5	+0 to +5
Total Emerson	+5 to +10	+5	+5 to +10

November 2006 Order Comments:

Order growth remained solid for the three months ended in November. Emerson’s international presence, with nearly 50 percent of 2006 sales outside the United States, has provided balance to our growth as discussed in the November conference call. Current order trends match expectations, as international strength from Europe, Asia and Latin America continued to offset domestic order growth moderation.  Favorable currency exchange rates contributed approximately 2 percentage points to the increase.

Process Management orders remained strong driven by capital spending in the global energy markets. Technology leadership and a strong global presence have continued to benefit this business.

Orders for Industrial Automation remained strong. Growth for this segment was led by the power generating alternator and electronic drives businesses.

Network Power order growth for the three months ended in November increased to the 10 to 15 percent range driven by strength from the uninterruptible power supply (UPS), precision cooling and China power systems businesses.

Climate Technologies order trends remained negative due to tough comparisons for the North American residential air-conditioning business. Order growth in Europe was strong for this segment and trends in Asia are positive.

Appliance and Tools order growth remained in the 0 to 5 percent range. Modest growth from the tools and storage businesses offset softness from the motors and appliance businesses.

Upcoming Investor Events:

On Tuesday, February 6, 2007, Emerson will issue the Company’s first quarter 2007 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 2:30 p.m. Eastern Standard Time (1:30 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

February 9, 2007 – Emerson’s Annual Investment Community Update

Location: New York City

Time: 8:30 a.m. to 11:30 a.m. EST

Presentation and Web-cast: Access to the Web-cast and presentations will be available in the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial at the time of the event.

A replay of the Web-cast will be available for approximately one week at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: December 20, 2006	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary